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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  Natrol, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                              95-3560780
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


            21411 Prairie Street Chatsworth, California          91311
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               (Address of Principal Executive Offices)        (Zip Code)

     If this form relates                    If this form relates
     to the registration                     to the registration
     of a class of                           of a class of
     securities pursuant                     securities pursuant
     to Section 12(b) of                     to Section 12(g) of
     the Exchange Act and                    the Exchange Act and
     is effective                            is effective
     pursuant to General                     pursuant to General
     Instruction A.(c),                      Instruction A.(d),
     please check the                        please check the
     following box. / /                      following box. /X/




Securities Act registration statement file number
to which this form relates:                                         333-52109
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                     Name of Each Exchange on Which
       to be so Registered                     Each Class is to be Registered
       -------------------                     ------------------------------

         Not applicable
-----------------------------------         -----------------------------------
Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered

                  A description of the Common Stock of the registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus which forms a part of Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-52109) filed under the Securities Act of 1933 with the Securities and Exchange Commission on June 12, 1998, as amended (the "Registration Statement"), which information is incorporated herein by reference.

Item 2.  Exhibits

                  (1)   Specimen of the Common Stock certificate
                        (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                  (2)   (a)   Form of Third Amended and Restated
                              Certificate of Incorporation of
                              Registrant (incorporated by reference to
                              Exhibit 3.4 to the Registration
                              Statement).

                        (b) Form of Amended and Restated By-laws of Registrant (incorporated by reference to
                              Exhibit 3.6 to the Registration
                              Statement).

                        (c)   Stock Purchase and Shareholders'
                              Agreement (incorporated by reference to
                              Exhibit 2.1 to the Registration
                              Statement).

                                        2


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                NATROL, INC.
                                     ---------------------------------
                                               (Registrant)

                                  By:       /s/ Elliot Balbert
                                     ---------------------------------
                                               Elliott Balbert
                                           Chief Executive Officer

Dated: July 2, 1998
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